                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

             -------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2002
                                                           -------------


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


 New York                                 0-10832               13-2956272
 --------                                 -------               ----------
(State or other jurisdiction            (Commission)           (IRS Employer
   of incorporation)                    File Number)         Identification No.)




 250 Clearbrook Road, Elmsford, New York                                10523
 ----------------------------------------                               -----
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (914) 592-6100

Item 4.  Changes in Registrant's Certifying Accountant.

On June 14, 2002, AFP Imaging Corporation replaced Arthur Andersen LLP ("Andersen") as independent auditors and engaged Ernst & Young LLP to serve as independent auditors for the fiscal year ended June 30, 2002. These actions were authorized by our Board of Directors.

Andersen's reports on AFP Imaging Corporation's consolidated financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on AFP Imaging Corporation's consolidated financial statements for the year ended June 30th, 2001 was issued on an unqualified basis in conjunction with the publication of AFP Imaging Corporation's Annual Report to Shareholders and the filing of AFP Imaging Corporation's Annual Report on Form 10-K.

During AFP Imaging Corporation's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their report on AFP Imaging Corporation's consolidated financial statements for either or both of such years; and there were no reportable events, as listed in Item 304 (a) (1) (v) of Regulation S-K.

AFP Imaging Corporation provided Andersen with a copy of the foregoing disclosures. Attached, as an exhibit to this Current Report on Form 8-K is a copy of Andersen's letter, dated June 14, 2002, stating that it has found no basis for disagreement with such statements.

During AFP Imaging Corporation's two most recent fiscal years and though the date of this Form 8-K, AFP Imaging Corporation did not consult with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on AFP Imaging Corporation's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a) (2) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of business acquired.
         Not applicable

(b)      Pro forma financial information.
         Not applicable

(c)      Exhibits:  The following exhibits are filed with this document:

         99.1 Letter of AFP Imaging Corporation to Arthur Andersen LLP, dated June 14, 2002, forwarded in accordance with
                  Item 304 (a) (3) of Regulation S-K.

         99.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 14, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 14, 2002

                                                       AFP Imaging Corporation


                                                     By:  /s/  Elise Nissen
                                                        ------------------------
                                                               Elise Nissen
                                                         Chief Financial Officer